SECURITIES AND EXCHANGE COMMISSION

 Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2021

STRIKEFORCE TECHNOLOGIES, INC.

Wyoming	000-55012	22-3827597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1090 King Georges Post Road, Suite 603, Edison, NJ	08837
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 661 9641

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms “Company,” “our company,” “us,” “StrikeForce,” “we” and “our” refer to StrikeForce Technologies, Inc. unless the context requires otherwise

Item 3.02    Unregistered Sales of Equity Securities.

We eliminated certain variable convertible debt of approximately $900,000 plus interest and fees in return for unregistered shares of our common stock. No shares of common stock registered on Offering Circular on Form 1-A were used to satisfy any of the debt obligations.

The debt obligations were satisfied as follows.

(Note: We did a reverse split of 500:1 on June 25th, 2020, which affected some of the conversions below.)

The Company, for one entity, satisfied $247,500 in principal (plus interest) of debt obligations through the conversion of debt resulting in the issuance of 42,500,000 shares of common stock and, in addition, the debt holder agreed to forgive prior outstanding debt of $179,678.09 (including interest).

The Company, for one entity, satisfied $121,000 in principal (plus interest) of debt obligations through  the conversion of debt resulting in the issuance of 63,000 shares of common stock and in addition, the debt holder agreed to forgive prior outstanding debt of  $242,476.01 (including interest).

The Company, for one entity, satisfied $200,000 in principal (plus interest) of debt obligations through the conversion of debt resulting in the issuance of 323,919,633 shares of common stock.

The Company, for one entity, satisfied $376,000 in principal (plus interest) of debt obligations through the conversion of debt resulting in an issuance of 25,029,533 shares of common stock.

One debtor agreed to settle $74,042.22 in debt for the issuance of 74,042 shares of common stock (a copy of the form of settlement agreement is included herein as Exhibit 10.1).

Consequently, as of the date herein, the Company has a principal balance of $25,000 (plus interest) in a remaining variable convertible debt to one investor as well as a principal balance of other non-variable convertible debt obligations of $ 3,876,359.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective by majority shareholder vote December 15, 2020 and confirmed as filed with the Wyoming Secretary of State on February 1, 2021, StrikeForce amended its Certificate of Incorporation to decrease the number of authorized shares of common stock from 14,000,000,000 to 4,000,000,000, $0.0001 par value.  The text of the amendment to the Company’s Certificate of Incorporation is incorporated herein and filed as Exhibit 3.1.

Item 7.01 Regulation FD Disclosure.

On February 2, 2021, the Company issued a press release. A copy of the press release is attached hereto and incorporated herein by reference in its entirety as Exhibit 99.1. On February 8, 2021, the Company issued a clarification of its press release. A copy of the February 8, 2021 press release is attached hereto and incorporated herein by reference in its entirety as Exhibit 99.2.

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Item 8.01 Other Events

StrikeForce formally closed its Regulation A Tier II funding round through an Offering circular on Form 1-A, accepting the subscriptions for 465,000,000 shares of common stock for full satisfaction of the entire offering of $2,500,000 (of which the Company received $2,315,000). The funding will be used primarily for the marketing of StrikeForce’s two new products, SafeVchat™ and PrivacyLoK™,

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of StrikeForce Technologies, Inc.(1)
10.1	Form of Settlement and Exchange Agreement (1)
99.1	StrikeForce Press Release dated February 2, 2021 (1)
99.2	StrikeForce Press Release dated February 8, 2021 (1)

__________

(1) Filed herein.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRIKEFORCE TECHNOLOGIES, INC. (Registrant)

Dated: February 8, 2021	By:	/s/ Mark L. Kay
Mark L. Kay
Chief Executive Officer

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